UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2020

Infinity Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Massachusetts Avenue, Floor 4, Cambridge, MA	2138
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value	INFI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.  Material Modification to Rights of Security Holders.
The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.
Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the annual meeting of stockholders of Infinity Pharmaceuticals, Inc. (the “Company”) held on June 17, 2020 (the “2020 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 200,000,000 shares. The additional common stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 17, 2020.
The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07.  Submission of Matters to a Vote of Security Holders.
At the 2020 Annual Meeting, the Company’s stockholders voted on four matters as follows:
1.The following seven nominees were elected to the Board to serve for a one-year term expiring at the 2021 annual meeting of stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Samuel Agresta, M.D., M.P.H.	28,911,463	966,920	165,184	16,403,602
David Beier, J.D.	27,948,670	1,919,627	175,270	16,403,602
Anthony B. Evnin, Ph.D.	27,926,886	1,935,887	180,794	16,403,602
Richard Gaynor, M.D.	28,914,954	963,449	165,164	16,403,602
Adelene Q. Perkins	28,301,198	1,566,557	175,812	16,403,602
Norman C. Selby	28,815,144	1,051,835	176,588	16,403,602
Michael C. Venuti, Ph.D.	28,798,918	1,065,475	179,174	16,403,602
2.A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,119,426	1,832,452	91,689	16,403,602
3.A proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
41,647,643	4,385,437	414,089	—
4.The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year was ratified.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,401,832	987,647	57,690	—

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Infinity Pharmaceuticals, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.
Date: June 18, 2020	By:	/s/ Seth A. Tasker
Seth A. Tasker
Chief Business Officer